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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported):  May 31, 1996


                               Tigera Group, Inc.
             (Exact name of registrant as specified in its charter)


     Delaware                   0-12113                 94-2691724
- ----------------             --------------        -------------------
 (State or other              (Commission            (IRS Employer
 jurisdiction of              File Number)         Identification No.)
 incorporation)


      667 Madison Avenue, New York, New York               10021
      --------------------------------------             ----------
      (Address of principal executive offices)           (zip code)


     Registrant's Telephone Number, including Area Code:   (212) 644-8880


                               N/A
         (Former name or former address, if changed since last report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On May 31, 1996, Tigera Group, Inc., a Delaware corporation ("Tigera" or the "Registrant"), completed (the "Closing") the purchase of 85% of the capital stock of Connectivity Products Incorporated, a Delaware corporation ("CPI"), a privately held company in the wire and cable manufacturing, distribution and assembly business, from James S. Harrington, Duane A. Gawron, Trustee of the Living Trust of Duane A. Gawron, Margo Gawron, John E. Pylak, Trustee of the John E. Pylak Living Trust, Rebecca Pylak and Kurt Cieszkowski (collectively, the "Sellers"). The remaining 15% ownership is held by the Sellers.

         Pursuant to the Stock Redemption and Purchase Agreement dated as of May 17, 1996 by and among Tigera, CPI and the Sellers, the Sellers received:
(i) from CPI, (A) an aggregate of $7,622,919 (the "Redemption Amount"), $250,000 of which was placed in escrow, in consideration for shares of CPI Common Stock redeemed by CPI, (B) promissory notes due May 31, 2003 in the aggregate amount of $6,000,000 and (C) additional promissory notes due May 31, 2003 in the aggregate amount of $3,000,000, payment of which is contingent upon the achievement by CPI of certain financial targets; and (ii) from Tigera, an aggregate of $7,990,000 (the "Purchase Amount"), $1,000,000 of which was placed in escrow. In addition, Tigera invested an additional $1,350,000 in Preferred Stock of CPI and $400,000 for a subordinated note payable by CPI for working capital purposes. Tigera has committed to invest an additional $2,150,000 in preferred stock of CPI to fund future expansion.


         Simultaneously with the Closing, CPI refinanced its senior credit facility with the First National Bank of Boston and NBD Bank to increase the amount available for borrowing thereunder to approximately $45,000,000. At the Closing, a total of approximately $32,000,000, including the Redemption Amount, was outstanding under such credit facility.


         James S. Harrington, CPI's chief executive and a founder, was elected President and Chief Executive Officer of Tigera. He succeeds Donald T. Pascal, who was named Chairman of the Board of Tigera. The other three founders of CPI, Duane A. Gawron, John E. Pylak and Kurt Cieszkowski, were elected Senior Vice Presidents of Tigera. In addition, Messrs. Harrington, Gawron and Pylak were appointed as directors of Tigera, increasing the size of Tigera's Board of Directors to 12.


         CPI consists of three operating divisions: BSCC in Leominster, Massachusetts, the manufacturing facility; Energy





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Electric Cable in Auburn Hills, Michigan, distribution; and Energy Electric
Assembly also in Auburn Hills, assembly. In addition, CPI has numerous distribution warehouses in the Southeast and Midwest.


         CPI, with corporate headquarters in Leominster, Massachusetts, was formed by the merger of its three operating divisions in October 1995. CPI increased its sales from approximately $44,000,000 in 1992 to approximately $89,000,000 in 1995, without acquiring any operating companies. The two major market segments served by CPI are industrial (security, automation, signal and sound) and communications (networking, voice and data), which together constituted over 90 percent of 1995 sales.


         The purchase price of the stock was determined through negotiations between the parties. The Purchase Amount was paid out of Tigera's available cash. Prior to the transactions described herein, there was no material relationship between CPI or any of the Sellers and the Registrant or any of the Registrant's affiliates, any director or officer of the Registrant, or any associate of any such officer or director.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         (a)  On June 10, 1996, as a result of the transactions described in
Item 2 above, BDO Seidman, LLP ("BDO"), the Registrant's independent accountant, was dismissed to allow Coopers & Lybrand LLP, CPI's independent accountant, to be engaged as the Registrant's independent accountant. BDO's report on the financial statements of the Registrant for each of the last two years did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles. The decision to change accountants was recommended by the Registrant's Executive Committee. There were no disagreements with BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to BDO's satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

         (b) On June 10, 1996, Coopers & Lybrand LLP was engaged by the Registrant as the principle accountant to audit the Registrant's financial statements.





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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired. The Registrant has determined that it is impracticable to provide the financial statements required at the time this report on Form 8-K is being filed. The required financial statements will be filed under cover of Form 8-K/A as soon as practicable, but not later than August 16, 1996.

(b) Pro forma financial information. The Registrant has determined that it is impracticable to provide the financial statements required at the time this report on Form 8-K is being filed. The required financial statements will be filed under cover of Form 8-K/A as soon as practicable, but not later than August 16, 1996.

(c)      Exhibits

         2.1 Stock Redemption and Purchase Agreement dated as of May 17, 1996 (the "Purchase Agreement") by and among James S. Harrington, Duane A. Gawron, Trustee of the Living Trust of Duane A. Gawron, Margo Gawron, John E. Pylak, Trustee of the John E. Pylak Living Trust, Rebecca Pylak and Kurt Cieszkowski (collectively, the "Sellers"), Connectivity Products Incorporated, a Delaware corporation, and the Registrant. (A list of exhibits and schedules to the Purchase Agreement is set forth therein. The Registrant agrees to furnish to the Commission supplementally, upon request, a copy of any such exhibits or schedules not otherwise filed herewith.)

         2.2     Amendment No. 1 to the Purchase Agreement dated as of May 31,
                 1996.

         10.1 Stockholders' Agreement relating to CPI dated as of May 17, 1996 among the Sellers, CPI and the Registrant.

         10.2 Form of Employment Agreement dated as of May 17, 1996 by and between CPI and each of Messrs. Harrington, Gawron, Pylak and Cieszkowski.

         10.3 Form of Redemption Note dated as of May 31, 1996 by CPI in favor of each of the Sellers.

         10.4 Form of Contingent Note dated as of May 31, 1996 by CPI in favor of each of the Sellers.





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         16.1    Letter dated as of June 14, 1996 from BDO Seidman, LLP to the
                 Registrant regarding change in certifying accountant.

         99.1    Press Release of the Registrant dated May 31, 1996.


                                   SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TIGERA GROUP, INC.
                                        (Registrant)



Dated:  June 13, 1996                  By: /s/James S. Harrington
                                        Name: James S. Harrington
                                        Title: President and
                                        Chief Executive
                                        Officer





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                               INDEX OF EXHIBITS



Exhibit No.             Exhibit Description
- -----------             -------------------
       2.1              Stock Redemption and Purchase Agreement dated as of May 17, 1996 (the "Purchase Agreement") by and among
                        James S. Harrington, Duane A. Gawron, Trustee of the Living Trust of Duane A. Gawron, Margo Gawron, John E.
                        Pylak, Trustee of the John E. Pylak Living Trust, Rebecca Pylak and Kurt Cieszkowski (collectively, the
                        "Sellers"), Connectivity Products Incorporated, a Delaware corporation, and the Registrant.  (A list of exhibits and schedules to the Purchase Agreement is set forth therein.  The Registrant agrees to furnish to the Commission supplementally, upon request, a copy of any such exhibits or schedules not otherwise filed herewith.)

       2.2              Amendment No. 1 to the Purchase Agreement dated as of May 31, 1996.

       10.1             Stockholders' Agreement relating to CPI dated as of May 17, 1996 among the Sellers, CPI and the Registrant.

       10.2             Form of Employment Agreement dated as of May 17, 1996 by and between CPI and each of Messrs. Harrington,
                        Gawron, Pylak and Cieszkowski.

       10.3             Form of Redemption Note dated as of May 31, 1996 by CPI in favor of each of the Sellers.

       10.4             Form of Contingent Note dated as of May 31, 1996 by CPI in favor of each of the Sellers.

       16.1             Letter dated as of June 14, 1996 from BDO Seidman, LLP to the Registrant regarding change in certifying accountant.

       99.1             Press Release of the Registrant dated May 31, 1996.